                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             -----------------------


                                   FORM 8-K/A


                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 1, 1998


                         Commission file number: 0-18034


                            ENTERPRISE SOFTWARE, INC
                            ------------------------

               (Exact name of registrant as specified in charter)


Delaware                                                    68-0158367

--------------------------------------------------------------------------------
(State or other jurisdiction                               (IRS Employer
of incorporation)                                           Identification No.)

            38705 Seven Mile Road, Suite 435, Livonia, MI 48152-1056
                  --------------------------------------------
                    (Address of principal executive office)


--------------------------------------------------------------------------------

       Registrant's telephone number, including area code: (248) 380-6070

--------------------------------------------------------------------------------

                                 Not Applicable
                            (Former name and address)

                            ENTERPRISE SOFTWARE, INC.

                                      INDEX



ITEM 7.     PRO FORMA FINANCIAL STATEMENTS:


            Enterprise Software, Inc. - For the three months ended June 30, 1998 and for the fiscal year ended March 31, 1998:


                                                                                            Page
                                                                                             No.

                     Pro Forma Condensed Combined Financial Statements...............        1

                     Pro Forma Condensed Combined Balance Sheet as of
                     June 30, 1998...................................................        2

                     Pro Forma Condensed Combined Statement of Operations for
                     The three months ended June 30, 1998............................        3

                     Pro Forma Condensed Combined Statement of Operations for
                     The year ended March 31, 1998...................................        4

                     Notes to Pro Forma Condensed Combined Financial Statements......        5


                            ENTERPRISE SOFTWARE, INC.

                PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS



         The following unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 1998 and unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended June 30, 1998 and for the year ended March 31, 1998, illustrate the effect of the acquisition of Revive Technologies, Inc. as if the acquisition occurred as of the beginning of the year for the Pro Forma Condensed Combined Balance Sheet and as of the earliest date presented for the Pro Forma Condensed Combined Statement of Operations. No adjustment has been included in the pro forma amounts for any anticipated cost savings or other synergies. The acquisition of Revive will be accounted for as a purchase under generally accepted accounting principles.

         These Pro Forma Condensed Combined Financial Statements should be read in conjunction with the historical financial statements of Enterprise Software, Inc. and Revive Technologies, Inc. The historical financial statements of Enterprise Software, Inc. and Revive Technologies, Inc. and related notes as of March 31, 1998 and for each of the years in the two year period ended March 31, 1998 are contained in Enterprise's Current Report on Form 8-K dated September 15, 1998.

         The Pro Forma Condensed Combined Financial Statements are presented for comparative purposes only and are not intended to be indicative of actual results had the transactions occurred as of the dates indicated above nor do they purport to indicate results which may be attained in the future.

                                                       ENTERPRISE SOFTWARE, INC.
                                       PROFORMA CONDENSED COMBINED BALANCE SHEET
                                                             AS OF JUNE 30, 1998




                                           ENTERPRISE               REVIVE
                                         SOFTWARE, INC.          TECHNOLOGIES
                                           HISTORICAL             HISTORICAL          COMBINED
                                           ----------             ----------          --------



Current Assets                             9,904,925               652,711            10,557,636


Property and equipment, net                3,092,166               275,204             3,367,370
Goodwill and other intangibles, net       19,042,056                                  19,042,056



Other assets                               3,573,420                                   3,573,420
                                          ----------              --------            ----------

Total assets                              35,612,567               927,915            36,540,482
                                          ==========             =========            ==========

Current liabilities                       12,920,517               637,781            13,558,298

Long-term debt                            10,581,673               200,000            10,781,673
Other liabilities                            179,680                                     179,680


Stockholders' equity:

  Common stock                                18,052                79,388                97,440


  Additional paid in capital              41,312,280             3,655,307            44,967,587

  Accumulated deficit                    (29,675,199)           (3,453,657)          (33,128,856)


  Other                                      275,564              (190,904)               84,660
                                          ----------             ---------            ----------

Total stockholders' equity                11,930,697                90,134            12,020,831
                                          ----------             ---------            ----------
Total liabilities and stockholders'
  equity                                  35,612,567               927,915            36,540,482
                                          ==========             =========            ==========


                                                                                 ENTERPRISE
                                                                               SOFTWARE, INC
                                                PRO FORMA                         PROFORMA
                                                ADJUSTMENTS                       COMBINED
                                                -----------                       --------



Current Assets                                   (254,706)           9,11        10,302,930


Property and equipment, net                                                       3,367,370
Goodwill and other intangibles, net            13,438,281               5        28,360,302

                                               (4,120,035)            6,7

Other assets                                                                      3,573,420
                                               ----------                        ----------

Total assets                                    9,063,540                        45,604,022
                                               ==========                        ==========

Current liabilities                                                              13,558,298

Long-term debt                                  6,191,566          2,8,10        16,973,239
Other liabilities                                                                   179,680


Stockholders' equity:

  Common stock                                        894               3            18,946
                                                  (79,388)              4

  Additional paid in capital                    7,369,409             3,8        48,681,689
                                               (3,655,307)              4
  Accumulated deficit                           3,453,657               4       (34,083,393)
                                               (3,750,000)              6
                                                 (658,194)      7,9,10,11
  Other                                           190,904               4           275,564
                                               ----------                        ----------

Total stockholders' equity                      9,063,540                        21,084,371
                                               ----------                        ----------
Total liabilities and stockholders'
  equity                                        9,063,540                        45,604,022
                                               ==========                        ==========


         The accompanying notes are an integral part of this statement.

                           ENTERPRISE SOFTWARE, INC.
              PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED JUNE 30, 1998



                                                                    ENTERPRISE               REVIVE               COMBINED
                                                                  SOFTWARE, INC.          TECHNOLOGIES           YEAR ENDED
                                                                    HISTORICAL             HISTORICAL             03/31/98
                                                                    ----------             ----------             --------

Revenue                                                              7,502,286               697,421             8,199,707
Cost of sales                                                        2,932,583               362,878             3,295,461
                                                                     ---------             ---------             ---------

Gross profit                                                         4,569,703               334,543             4,904,246

Operating expenses
  Selling, general and administrative                                2,660,174               886,674             3,546,848
  Depreciation and Amortization                                        662,715                                     662,715
  Restructuring, impairment and other nonrecurring costs                     -                                           -
  Other costs                                                          636,741                                     636,741
                                                                     ---------             ---------             ---------
                                                                     3,959,630               886,674             4,846,304

Operating income/(loss)                                                610,073              (552,131)               57,942

Other income (expense)

  Interest income (expense), net                                      (396,907)                 (917)             (397,824)
  Other                                                                   (247)                                       (247)
                                                                     ---------             ---------             ---------
                                                                      (397,154)                 (917)             (398,071)

Income/(loss) before income taxes                                      212,919              (553,048)             (340,129)

Provision (benefit) for income taxes                                    14,320                                      14,320
                                                                     ---------             ---------             ---------

Loss from continuing operations                                        198,599              (553,048)             (354,449)

Preferred dividends                                                          -                                           -
                                                                     ---------             ---------             ---------
Net income (loss) allocable to common
  shareholders                                                         198,599              (553,048)             (354,449)
                                                                     =========             =========             =========
Number of shares issued and outstanding


  Basic                                                              4,513,012             7,938,774
                                                                     =========             =========
  Diluted                                                            4,632,676             7,938,774
                                                                     =========             =========
Earnings per shares

  Basic                                                                   0.04                 (0.07)
  Diluted                                                                 0.04                 (0.07)



                                                                                            ENTERPRISE
                                                                                          SOFTWARE, INC.
                                                                  PRO FORMA                  PROFORMA
                                                                 ADJUSTMENTS                 COMBINED
                                                                 -----------                 --------

 Revenue                                                                                     8,199,707
 Cost of sales                                                                               3,295,461
                                                                    -------                  ---------

 Gross profit                                                             -                  4,904,246

 Operating expenses
   Selling, general and administrative                                                       3,546,848
   Depreciation and Amortization                                    389,664   7,11           1,052,379
   Restructuring, impairment and other nonrecurring costs                                            -
   Other costs                                                                                 636,741
                                                                    -------                  ---------
                                                                    389,664                  5,235,968

 Operating income/(loss)                                           (389,664)                  (331,722)

 Other income (expense)

   Interest income (expense), net                                  (268,530)  9,10            (666,354)
   Other                                                                                          (247)
                                                                    -------                  ---------
                                                                   (268,530)                  (666,601)

 Income/(loss) before income taxes                                 (658,194)                  (998,323)

 Provision (benefit) for income taxes                                                           14,320
                                                                    -------                  ---------

 Loss from continuing operations                                   (658,194)                (1,012,643)

 Preferred dividends                                                                                 -
                                                                    -------                  ---------
 Net income (loss) allocable to common
   shareholders                                                    (658,194)                (1,012,643)
                                                                    =======                  =========
 Number of shares issued and outstanding


   Basic                                                                                     5,406,512
                                                                                             =========
   Diluted                                                                                   5,526,176
                                                                                             =========
 Earnings per shares

   Basic                                                                                         (0.19)
   Diluted                                                                                       (0.18)


                            ENTERPRISE SOFTWARE, INC.
               PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                          FOR YEAR ENDED MARCH 31, 1998



                                                                       ENTERPRISE                REVIVE                COMBINED
                                                                     SOFTWARE, INC.           TECHNOLOGIES            YEAR ENDED
                                                                       HISTORICAL              HISTORICAL              03/31/98
                                                                       ----------              ----------              --------
Revenue                                                                24,175,736               1,009,875             25,185,611
Cost of sales                                                           8,710,473                 756,291              9,466,764
                                                                       ----------               ---------             ----------

Gross profit                                                           15,465,263                 253,584             15,718,847

Operating expenses
  Selling, general and administrative                                  10,437,650               2,341,934             12,779,584
  Depreciation and Amortization                                         2,154,941                                      2,154,941
  Restructuring, impairment and other nonrecurring costs                5,907,321                                      5,907,321
  Other costs                                                           1,396,638                 270,740              1,667,378
                                                                       ----------               ---------             ----------
                                                                       19,896,550               2,612,674             22,509,224

Operating loss                                                         (4,431,287)             (2,359,090)            (6,790,377)

Other income (expense)

  Interest income (expense), net                                         (506,781)                 35,955               (470,826)
  Other                                                                (1,192,473)                                    (1,192,473)
                                                                       ----------               ---------             ----------
                                                                       (1,699,254)                 35,955             (1,663,299)

Loss before income taxes                                               (6,130,541)             (2,323,135)            (8,453,676)

Provision (benefit) for income taxes                                     (819,892)                                      (819,892)
                                                                       ----------               ---------             ----------

Loss from continuing operations                                        (5,310,649)             (2,323,135)            (7,633,784)

Preferred dividends                                                       392,233                                        392,233
                                                                       ----------               ---------             ----------
Net income (loss) allocable to common
  shareholders                                                         (5,702,882)             (2,323,135)            (8,026,017)
                                                                       ==========               =========             ==========
Number of shares issued and outstanding

  Basic                                                                17,598,839               7,938,774
                                                                       ==========               =========
  Diluted                                                              17,772,619               7,938,774
                                                                       ==========               =========
Earnings per shares
  Basic                                                                     (0.32)                  (0.29)
  Diluted                                                                   (0.32)                  (0.29)



                                                                                             ENTERPRISE
                                                                                            SOFTWARE, INC.
                                                                     PRO FORMA                 PROFORMA
                                                                     ADJUSTMENTS               COMBINED
                                                                     -----------               --------
Revenue                                                                                       25,185,611
Cost of sales                                                                                  9,466,764
                                                                      ---------               ----------

Gross profit                                                                  -               15,718,847

Operating expenses                                                                                     -
  Selling, general and administrative                                                         12,779,584
  Depreciation and Amortization                                       1,558,656   7,11         3,713,597
  Restructuring, impairment and other nonrecurring costs                                       5,907,321
  Other costs                                                                                  1,667,378
                                                                      ---------               ----------
                                                                      1,558,656               24,067,880

Operating loss                                                       (1,558,656)              (8,349,033)

Other income (expense)

  Interest income (expense), net                                     (1,074,119)  9,10        (1,544,945)
  Other                                                                                       (1,192,473)
                                                                      ---------               ----------
                                                                     (1,074,119)              (2,737,418)

Loss before income taxes                                             (2,632,776)             (11,086,452)

Provision (benefit) for income taxes                                                            (819,892)
                                                                      ---------               ----------

Loss from continuing operations                                      (2,632,776)             (10,266,560)

Preferred dividends                                                                              392,233
                                                                      ---------               ----------
Net income (loss) allocable to common
  shareholders                                                       (2,632,776)             (10,658,793)
                                                                       =========               ==========
Number of shares issued and outstanding

  Basic                                                                                       21,172,839
                                                                       =========               ==========
  Diluted                                                                                     21,346,619
                                                                       =========               ==========
Earnings per shares
  Basic                                                                                            (0.50)
  Diluted                                                                                          (0.50)


                            Enterprise Software, Inc.
           Notes to Pro Forma Condensed Combined Financial Statements


1. The unaudited pro forma financial data do not give effect to any restructuring costs, nor any potential cost savings or other synergies that could result from the Enterprise/Revive Merger. Enterprise is in the process of developing its plan to integrate the operations of Revive which may include certain restructuring costs. As a result of this plan, a charge could be recognized in the period in which the restructuring occurs. Enterprise conducted an asset valuation study of Revive's tangible and identifiable intangible assets, including in-process research and development projects, for the purpose of allocating the purchase price to the net assets acquired. The study indicated a one-time charge for purchased in-process research and development projects of Revive of $3.7 million. The pro forma data is not necessarily indicative of the operating results or financial position that would have occurred had the Revive/Enterprise Merger been consummated at the dates indicated, nor necessarily indicative of future operating results or financial position. This discussion of possible future charges or allocations constitute "forward looking statements" within the meaning of the PSLRA and is subject to risks and uncertainties. Important factors that could cause actual results to differ materially from such statements include, without limitation, the preliminary nature of such estimates and the need to complete asset valuation studies.

2. This adjustment represents the additional borrowings of $6.8 million for the purpose of financing the cash payment to the holders of the Revive common stock.

3. This adjustment represents the issuance of 893,500 shares of common stock valued at the closing stock price on the day preceding the acquisition.

4. This adjustment represents the elimination of Revive's stockholders' equity accounts.

5.       This adjustment represents the elimination of the investment in Revive.

6. This adjustment expenses the portion of the excess consideration allocated to certain in-process research and development projects. This amount is a preliminary allocation. The final allocation is dependent upon certain valuations and studies that have not been finalized.

7. This entry reflects the adjustment to amortization for the effect of the excess of consideration over net assets acquired in the merger. As discussed in Note 6 above, this amount might change based on the final allocation of the in-process research and development projects. For purposes of the Pro Forma Condensed Combined Financial Statements, the excess consideration has amortized over an estimated life of 7 years.

8. This entry reclassifies a portion of the debt from Allied Capital Corp to equity to reflect the issuance of warrants to purchase the Company's common stock. The warrants will provided the institutional investor stock ownership in the Company of 1.65%. The warrants will expire ten years from the date of the final payment on the Debentures.

9. This adjustment represents the recognition of interest expense on the additional borrowings of the Company to finance the cash payment to the holders of the Revive common stock.

                            Enterprise Software, Inc.
          Notes to the Pro Forma Condensed Combine Financial Statements




10.      This adjustment amortizes the warrants over the life of the debentures.

11. This adjustment amortizes the deferred financing fees associated with the debt incurred for the acquisition.






SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    ENTERPRISE SOFTWARE, INC.



Date:  November 13, 1998                            By: /s/ D. W. Martin
                                                       ----------------------
                                                       David W. Martin
                                                       Chief Financial Officer
                                                       (Principal Financial and
                                                       Chief Accounting Officer)